SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

June 3, 2003
Date of Report
(date of earliest event reported)

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30993	77-0201147

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500

(Address, including zip code, of principal executive offices)
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT 23.2

Harmonic Inc. hereby amends its current report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2002 solely to add as an exhibit the consent of Deloitte & Touche LLP, independent public accountants, attached hereto as Exhibit 23.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(c)  Exhibits

The following exhibit is filed herewith:

23.2     Consent of Deloitte & Touche LLP, Independent Public Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, hereunto duly authorized.

HARMONIC INC.

Dated: June 5, 2003	By:	/s/ Robin N. Dickson

	Name:	Robin N. Dickson
	Title:	Chief Financial Officer

Exhibit Number	Description of Exhibit

23.2	Consent of Deloitte & Touche LLP, Independent Public Accountants